                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): NOVEMBER 21, 2006



                      CREDIT ACCEPTANCE CORPORATION
          (Exact Name of Registrant as Specified in its Charter)


                    Commission File Number 000-20202

                           MICHIGAN                                                       38-1999511
(State or other jurisdiction of incorporation or organization)               (I.R.S. Employer Identification No.)

             25505 W. TWELVE MILE ROAD, SUITE 3000                                        48034-8339
                     SOUTHFIELD, MICHIGAN                                                 (Zip Code)
            (Address of Principal Executive Offices)


    (Registrant's telephone number, including area code): (248) 353-2700


                            -----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 21, 2006, Credit Acceptance Corporation (the "Company") entered into a $100.0 million asset-backed non-recourse secured financing. The parties to this transaction are the Company, as servicer, Credit Acceptance Auto Dealer Loan Trust 2006-2, as issuer, Credit Acceptance Funding LLC 2006-2, as seller, Wachovia Capital Markets, LLC, as initial purchaser, Deutsche Bank Trust Company Americas, as trust collateral agent and indenture trustee, Systems & Services Technologies, Inc., as backup servicer, and Radian Asset Assurance Inc. and XL Capital Assurance, Inc., as the insurers.

The terms and conditions of this transaction are set forth in the agreements attached hereto as Exhibits 4(f)(78) through 4(f)(83), which agreements are incorporated herein by reference. This transaction is also summarized in a press release issued by the Company on November 21, 2006, which is attached hereto as
Exhibit 99(a) and is incorporated herein by reference.

The secured financing creates loans for which the Company's special purpose trust created for the transaction is liable and which are secured by all the assets of the trust and of another subsidiary created for the transaction. Such loans are non-recourse to the Company, even though the trust, the subsidiary and the Company are consolidated for financial reporting purposes. Except for the Company's servicing fee and payments due to dealer-partners, the Company does not receive, or have any rights in, any portion of such collections until the trust's underlying indebtedness is paid in full, either through collections or through a prepayment of the indebtedness. Thereafter, remaining collections would be paid over to the subsidiary as the sole beneficiary of the trust where they would be available to be distributed to the Company as the sole member of subsidiary, or the Company may choose to cause the subsidiary to repurchase the remaining dealer-partner advances from the trust and then dissolve, whereby the Company would become the owner of such remaining collections. The Company might also cause the subsidiary's beneficial interest in the trust to be sold and financed under its credit facility with Variable Funding Capital Company LLC described in the Company's Current Report on Form 8-K filed September 22, 2006.

The financing may be accelerated upon the occurrence of an "indenture event of default." An "indenture event of default" includes: a default by the trust in the payment of interest or principal when due; any breach of covenant or any material breach of representation or warranty that is not cured within the specified time following notice; the occurrence of certain bankruptcy or insolvency events involving the trust or the subsidiary; a draw on one of the financial insurance policies; the failure of collections on the transferred assets to be more than a threshold percentage of projected collections for three consecutive collection periods; a transfer by the subsidiary of its ownership of the trust; the failure of the subsidiary to observe in any material respect any of its limited purpose covenants after giving effect to notice and grace periods; the failure of the trustee to have a valid and perfected first priority security interest in the trust property if such failure has not been cured within ten business days; and the cessation of any transaction document to be in full force and effect.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


         (d) Exhibits.

                  4(f)(78) Indenture dated November 21, 2006 between Credit Acceptance Auto Dealer Loan Trust 2006-2 and Deutsche Bank Trust Company Americas

                  4(f)(79) Sale and Servicing Agreement dated November 21, 2006 among the Company, Credit Acceptance Auto Dealer Loan Trust 2006-2, Credit Acceptance Funding LLC 2006-2, Deutsche Bank Trust Company Americas, and Systems & Services Technologies, Inc.

                  4(f)(80) Backup Servicing Agreement dated November 21, 2006 among the Company, Credit Acceptance Funding LLC 2006-2, Credit Acceptance Auto Dealer Loan Trust 2006-2, Systems & Services Technologies, Inc., Radian Asset Assurance Inc., XL Capital Assurance Inc. and Deutsche Bank Trust Company Americas

                 4(f)(81) Amended and Restated Trust Agreement dated November 21, 2006 between Credit Acceptance Funding LLC 2006-2 and U.S. Bank Trust National Association

                  4(f)(82) Contribution Agreement dated November 21, 2006 between the Company and Credit Acceptance Funding LLC 2006-2

                  4(f)(83) Intercreditor Agreement dated November 21, 2006 among the Company, CAC Warehouse Funding Corporation II, Credit Acceptance Auto Dealer Loan Trust 2006-2, Credit Acceptance Funding LLC 2006-2, Credit Acceptance Auto Dealer Loan Trust 2006-1, Credit Aceptance Funding LLC 2006-1, Wachovia Capital Markets, LLC, as agent, The Bank of New York (as successor-in-interest to the corporate trust business of JPMorgan Chase Bank, N.A.), as agent, Deutsche Bank Trust Company Americas, as agent, and Comerica Bank, as agent

                  99(a)             Press Release dated November 21, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CREDIT ACCEPTANCE CORPORATION
                                    (Registrant)

                                    By:   /s/ Douglas W. Busk
                                          ---------------------
                                          Douglas W. Busk
                                          Treasurer
                                          November 27, 2006

                                INDEX OF EXHIBITS

EXHIBIT
NO.                                              DESCRIPTION

4(f)(78)          Indenture dated November 21, 2006 between Credit Acceptance
                  Auto Dealer Loan Trust 2006-2 and Deutsche Bank Trust Company
                  Americas

4(f)(79)          Sale and Servicing Agreement dated November 21, 2006 among the
                  Company, Credit Acceptance Auto Dealer Loan Trust 2006-2,
                  Credit Acceptance Funding LLC 2006-2, Deutsche Bank Trust
                  Company Americas, N.A., and Systems & Services Technologies,
                  Inc.


4(f)(80)          Backup Servicing Agreement dated November 21, 2006 among the
                  Company, Credit Acceptance Funding LLC 2006-2, Credit
                  Acceptance Auto Dealer Loan Trust 2006-2, Systems & Services
                  Technologies, Inc., Radian Asset Assurance Inc., XL Capital
                  Assurance Inc. and Deutsche Bank Trust Company Americas


4(f)(81) Amended and Restated Trust Agreement dated November 21, 2006 between Credit Acceptance Funding LLC 2006-2 and U.S. Bank
                  Trust National Association

4(f)(82)          Contribution Agreement dated November 21, 2006 between the
                  Company and Credit Acceptance Funding LLC 2006-2

4(f)(83) Intercreditor Agreement dated November 21, 2006 among the Company, CAC Warehouse Funding Corporation II,
                  Credit Acceptance Auto Dealer Loan Trust 2006-2, Credit
                  Acceptance Funding LLC 2006-2, Credit Acceptance Auto
                  Dealer Loan Trust 2006-1, Credit Acceptance Funding LLC
                  2006-1, Wachovia Capital Markets, LLC, as agent, The
                  Bank of New York (as successor-in-interest to the corporate trust business of JPMorgan Chase Bank, N.A.), as agent, Deutsche Bank Trust Company Americas, as agent, and Comerica Bank, as agent

99(a)             Press Release dated November 21, 2006